                                  Exhibit 99.1

        Slide presentation to be used at analyst and shareholder meetings between November 10, 2003 and December 31, 2003

                             [logo]Renal Care Group

                                    NYSE:RCI

Forward-Looking Statements

Some of the information included in this presentation is forward-looking information and is given in reliance on the Safe Harbor provided by the Private Securities Litigation Reform Act. These forward-looking statements involve risks and uncertainties. Our actual results could differ materially from these forward-looking statements due to certain factors, including business and economic conditions. These and other risks and uncertainties are discussed in more detail in RCI's reports filed with the SEC, including our annual report on Form 10-K and our quarterly reports on Form 10-Q.

                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually

- Predictable and recurring revenues

- Excellent patient outcomes drive volume growth above market average

- Prudent capital structure and strong free cash flow

- De novo development

- Selective acquisition opportunities

                                                          [logo]Renal Care Group

                                INDUSTRY OVERVIEW

                                                          [logo]Renal Care Group

ATTRACTIVE
INDUSTRY FUNDAMENTALS

- Expanding ESRD patient population

         - High rates of diabetes and hypertension

         - Aging population

         - Increasing survival on dialysis

- Recurring and predictable revenues

- Patients qualify for Medicare regardless of age

- Attractive financial returns through de novo development

                                                          [logo]Renal Care Group

U.S. DIALYSIS PROVIDERS

[Pie chart showing dialysis providers in the United States, reflecting market shares as follows: 27% for Fresenius; 15% for DaVita; 15% for Gambro; 7% for Renal Care Group; 18% for hospitals; 13% for other independent providers; 5% for independent chain providers; chart also shows total patients of approximately 300,000, with 93,000 patients being treated by hospital-based programs and other independent providers and with new patients of 4,600 for hospital-based programs and other independent providers]

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                               COMPANY INFORMATION

                                                          [logo]Renal Care Group

RENAL CARE GROUP PROFILE

- Specialized provider of dialysis services

- Physician-driven heritage

- Commitment to quality care drives value creation

         - Improved medical outcomes

         - Enhanced financial performance

- Strong regional market presence

- Conservative financial management

                                                          [logo]Renal Care Group

GROWTH IN PATIENTS

[Graph showing patient growth from 5,200 in 1996 to 8,240 in 1997 to 11,380 in 1998, to 14,500 in 1999 to 16,500 in 2000, to 18,800 in 2001, to 20,500 as of
December 31, 2002]

                                                          [logo]Renal Care Group

CURRENT LOCATIONS

                                                                       27 States
                                                                Mid-size markets

[Map showing current locations (of dialysis facilities, corporate office, university affiliations and planned de novo dialysis facilities) in the states of Alabama, Alaska, Arizona, Arkansas, Colorado, Florida, Idaho, Illinois, Indiana, Kansas, Kentucky, Louisiana, Michigan, Mississippi, Missouri, Nebraska, New Jersey, New Mexico, Ohio, Oklahoma, Oregon, Pennsylvania, South Carolina, Tennessee, Texas, Washington and Wisconsin]

[logo] Corporate Office, Nashville Tennessee

[character] University Affiliations [Chicago, Illinois; Cleveland, Ohio; Denver, Colorado; Houston, Texas; Jackson, Mississippi; Lexington, Kentucky, Louisville, Kentucky; Milwaukee, Wisconsin; Nashville, Tennessee; Portland, Oregon; St. Louis, Missouri]

[character] Outpatient Dialysis Centers

[character] 2003 Planned De Novos

                                                         [logo] Renal Care Group

STRONG REGIONAL MARKET PRESENCE

[Chart showing market presence at December 31, 2002]

   Market          Market Share     No. of Patients
   ------          ------------     ---------------
Alaska                    100.0%           226

East Texas                 76.0%           815

Mississippi                62.0%         2,797

Western Kansas             51.0%           464

Ohio                       37.0%         1,751

Memphis, TN                33.0%           457

Phoenix, AZ                32.0%         1,620

Indiana                    23.0%         1,536

                   Target 30-35%

                                                          [logo]Renal Care Group

                               OPERATING STRATEGY

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OPERATING STRATEGY

- Optimal care drives superior financial results

         - Clinical objectives aligned with financial interests

- Medical Advisory Board sets best practices

         - Benchmarking across the Company

         - Continuously improving outcomes

- Above industry average clinical outcomes

                                                          [logo]Renal Care Group

                                   KT/V Levels

              % of Patients with Kt/V greater than or equal to 1.4

[Graph showing percentage of RCI patients with Kt/V levels greater than or equal to 1.4 on a quarterly basis from the third quarter 1999 through third quarter 2003. Results are as follows: 1999 -- Q3 78.1%, Q4 80.9%; 2000 -- Q1 79.4%, Q2
81.2%, Q3 80.7%, Q4 79.8%; 2001 -- Q1 79.5%, Q2 79.3%, Q 80.3%, Q4 81.7%; 2002 -
Q1 83.4%, Q2 82.0%, Q3 82.9%, Q4 83.1%; 2003 -- Q1 82.9%. Q2 84.0%, Q3 84.3%]

                                                          [logo]Renal Care Group

                                   HEMATOCRIT

                         Hematocrit Levels, HD + PD Pts

                 Patients with Hct greater than or equal to 33%

                                  Goal of 75.0%

[Graph showing percentage of RCI patients with hematocrit levels greater than or equal to 33% on a quarterly basis from third quarter 1999 through third quarter 2003. RCI results are as follows: 1999 -- Q3 70.5%, Q4 71.8%; 2000 -- Q1 72.8%,
Q2 72.9%, Q3 72.5%, Q4 72.7%; 2001 -- Q1 72.7%, Q2 74.6%, Q3 75.6%, Q4 75.5%;
2002 - Q1 76.0%, Q2 75.3%, Q3 77.3%, Q4 76.6%; 2003 -- Q1 78.2%, Q2 78.8%, Q3
77.7%.]

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                                 HOSPITALIZATION

                           Hospital Days/Patient/Year

[Bar chart showing national average* hospitalization of 14.4 days per patient per year for 2000 compared to RCI "Rolling" Twelve Months ended September 30, 2003 of 12.2 days per patient per year]

*Based on latest annual data - 2000

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                                    MORTALITY

[Bar chart showing national average* mortality rate of 24.5% for ESRD patients for 2000 compared to RCI "Rolling" Twelve Months ended September 30, 2003 of 21.5%]

*Based on latest annual data - 2000

                                                          [logo]Renal Care Group

                                   CHALLENGES

Payors

         -    Medicare increases

         -    Medicaid

         -    Managed care pricing

Amgen

         -    Future mitigation

Labor Costs

         -    Foreign recruitment-Philippines

         -    Flagship training

         -    Education allowances

                                                          [logo]Renal Care Group

                              FINANCIAL INFORMATION

                                                          [logo]Renal Care Group

EARNINGS PER SHARE

[Bar chart showing earnings per share for the years ended December 31, 1996 through 2003E and separate chart showing earnings per share for the third quarters of 2002 and 2003, earnings for the year 2003 exclude the impact of a retirement package for Renal Care Group's former chairman and chief executive officer, which impact earnings for the year 2003. Results shown are as follows:
1996 -- $0.42; 1997 -- $0.57; 1998 -- $0.84; 1999 -- $1.12; 2000 -- $1.31; 2001
-- $1.52; 2002 -- $1.82; 2003E $2.06-$2.10;* Q3 2002 -- $0.46; Q3 2003 -- $0.53
(representing a 15.2% increase shown by an arrow).]

*Excluding the impact of retirement package of $0.07.

                                                          [logo]Renal Care Group

REVENUE
($ in millions)

[Bar chart showing revenue for the years ended December 31, 1996 through 2003E and separate chart showing revenue for the third quarters of 2002 and 2003. Results shown are as follows: 1996 -- $136 million; 1997 -- $214 million; 1998 -- $369 million; 1999 -- $521 million; 2000 -- $625 million; 2001 - $755 million; 2002 -- $903 million; 2003E -- $975-$1,000 million; Q3 2002 -- $232 million; Q3 2003 -- $254 million (representing a 9.5% increase shown by an arrow).]

                                                          [logo]Renal Care Group

EBITDA

[Bar chart showing EBITDA margins for the years ended December 31, 1996 through 2003E and third quarters 2002 and 2003, all EBITDA margins reflected exclude the effect of the retirement package of approximately 200 basis points in 2003E. Results shown are as follows: 1996 -- 18.2%; 1997 -- 19.4%; 1998 -- 22.2%; 1999
-- 23.6%; 2000 -- 23.8%; 2001 -- 24.0%; 2002 -- 23.5%; 2003E -- 23.0%-23.5%;* Q3
2002 -- 23.4%; Q3 2003 -- 24.1%.]

*Excluding the retirement package impact of approximately 200 basis points

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DE NOVO DEVELOPMENT
Total number of facilities

[Bar chart showing de novo facilities constructed for the years ended December 31, 1996 through 2003E. Results shown are as follows: 1996 -- 3; 1997 -- 12; 1998 -- 9; 1999 -- 7; 2000 -- 10; 2001 - 14; 2002 - 20; 2003E - 14-16.]

                                                          [logo]Renal Care Group

NUMBER OF PATIENTS ADDED THROUGH ACQUISITIONS

[Bar chart showing the number of patients budgeted to be added through acquisitions in the year 2002 and the number actually added in the year 2002 and the number of patients added through acquisitions year to date for 2003. The results are as follows: 2002 Budgeted Goal - 1,000; 2002 Actual - 1,200 (representing a 20% increase in 2002 actual over 2002 budgeted shown by an arrow) and 2003 - 741.]

                                                          [logo]Renal Care Group

SHARE REPURCHASE

[Bar chart showing the number of shares repurchased for the years ended December 31, 2001 through 2003E and estimate for 2004. Results shown are as follows: 2001 -- 100,000 shares and $3.1 million; 2002 -- 2,883,000 shares and $90.8 million;
2003E -- $50 million; 2004E -- $200 million]

                                                          [logo]Renal Care Group

Performance of Early Acquisitions (1996-97)

                                                      When
                                                   Acquired(1)       2002
                                                   -----------     --------
Patients                                                 4,365        6,240

Patients with URR greater than or equal to 70%              48%          76%

Patients with Hct greater than or equal to 30%              79%          92%

Revenues (in millions)                             $     132.7     $  260.0

EBITDA                                                    20.0%        24.8%

Days Sales Outstanding                                      81           59

                                                          [logo]Renal Care Group

FREE CASH FLOW

($ in millions)

                            2002        2003E
                           ------      -------
EBITDA                     $  212      $   245

Taxes                      $   30      $    55

       CapEx

        Maintenance        $   42      $    40

        De novo            $   20      $    35
                           ------      -------

       Free Cash Flow      $  120      $   115
                           ------      -------

                                                          [logo]Renal Care Group

Free Cash Priorities

         -    De novo development

         -    Selective acquisitions

         -    Share repurchase program

                                                          [logo]Renal Care Group

KEY INVESTMENT POINTS

- Strong U.S. market growth of 5-6% annually

- Predictable and recurring revenues

- Excellent patient outcomes drive volume growth above market average

- Prudent capital structure and strong free cash flow

- De novo development

- Selective acquisition opportunities

                                                          [logo]Renal Care Group

                             [logo]Renal Care Group

                                   NYSE Symbol

                                       RCI